SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.                )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to § 240.14a-12

Hess Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

HESS CORPORATION

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Wednesday, May 2, 2012

The 2012 Proxy Statement, 2011 Annual Report and other proxy materials are available at:

http://www.proxyvoting.com/hes

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

HESS CORPORATION

If you want to receive a paper or e-mail copy of these proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 19, 2012 to facilitate timely delivery.

TO REQUEST PAPER OR EMAIL COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

	Telephone:	1-888-313-0164
(outside of the U.S and Canada call 201-680-6688)
	Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
	Internet:	http://www.proxyvoting.com/hes

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Stockholder:

The 2012 Annual Meeting of Stockholders of Hess Corporation (the “Company”) will be held at the Hess Office Building, 1 Hess Plaza, Route 9 Woodbridge, NJ 07095, on Wednesday, May 2, 2012, at 2:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	Election of the five directors identified in the Company’s 2012 proxy statement for three-year terms expiring in 2015;

(2)	Ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012;

(3)	Advisory approval of the compensation of the Company’s named executive officers;

(4)	Approval of an amendment to the Company’s 2008 long-term incentive plan; and

(5)	Stockholder proposal recommending that the Board of Directors take action to declassify the Board.

The Board of Directors recommends a vote “FOR” all nominees in Proposal 1, “FOR” Proposals 2, 3 and 4 but does not recommend a vote “FOR” or “AGAINST” Proposal 5.

The Board of Directors has fixed the close of business on March 16, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponent(s) thereof.

CONTROL NUMBER
i
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER OR EMAIL COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	g

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Directions to attend the Annual Meeting where you may vote in person are available at:

www.hess.com/company/global

Meeting Location:

Hess Office Building

1 Hess Plaza, Route 9

Woodbridge, New Jersey 07095

The following Proxy Materials are available for you to review online:

•	the Company’s 2012 Proxy Statement
•	the Company’s 2011 Annual Report
•	other proxy materials related to the Annual Meeting

To request a paper or email copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/hes

The Proxy Materials for Hess Corporation are available to review at:

http://www.proxyvoting.com/hes

Have this notice available when you request a PAPER or EMAIL copy of the Proxy Materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Internet voting is available through 11:59 PM Eastern Time the day prior to annual meeting day. Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.